UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2013

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2013, Jon M. Lintvet resigned from his position as Vice President of Product and Chief Marketing Officer of ARI Network Services, Inc. (the “Company”).  The Company anticipates that Mr. Lintvet will focus on special projects related to the Company’s business under the direction of Roy W. Olivier, the Company’s President and Chief Executive Officer, in a non-executive capacity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 23, 2013

ARI NETWORK SERVICES, INC.

By:

/s/ Darin R. Janecek

Darin R. Janecek
Vice President of Finance and Chief

Financial Officer